Employee defined contribution plan	6 Months Ended
Jun. 30, 2020
Employee defined contribution plan
Employee defined contribution plan

20.Employee defined contribution plan

Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Group’s PRC subsidiaries make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The total amounts for such employee benefits, which were expensed as incurred, were $2,299 (unaudited) and $2,419 for the six months ended June 30, 2019 and 2020, respectively.